Rule 497(e)
               FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND,
              FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND,
                   FIRST TRUST ENERGY ALPHADEX(R) FUND,
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND,
                FIRST TRUST HEALTH CARE ALPHADEX(R) FUND,
       FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND,
                 FIRST TRUST MATERIALS ALPHADEX(R) FUND,
                 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND AND
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND
              (each, a "Fund" and collectively, the "Funds")

           SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 28, 2007

                         DATED OCTOBER 6, 2008


         The Shares of the Funds are currently listed and trade on the American Stock Exchange LLC ("Amex"). As soon as practicable following the acquisition of Amex by NYSE Euronext (the "Acquisition"), it is anticipated that the Shares of the Funds will be listed and begin trading on NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext.

         The Acquisition was completed on October 1, 2008. The
Funds have taken initial steps to transfer the listing of their Shares from Amex to NYSE Arca, with a target effective date of November 6, 2008.

         Amex currently serves as the Index Calculation Agent for the Funds. Following the transfer of the listings from Amex to NYSE Arca, it is anticipated that NYSE Arca will assume the role of Index Calculation Agent.

         No assurance can be given as to the continued listing of the Shares of each Fund or the liquidity or trading market for the Shares.

          Please Keep this Supplement with Your Fund Prospectus
                           for Future Reference